UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): April 20,2012.


                            Big Time Acquisition, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           DELAWARE                 000-54159         27-3291226
       (State or other             (Commission      (I.R.S. Employer
jurisdiction of incorporation)     File Number)     Identification No.)



                          780 Reservoir Avenue,#123
                              Cranston,RI 02910
              ---------------------------------------------------
              (Address of principal executive offices) (zip code)


                          TELEPHONE:  (401)641-0405
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



        --------------------------------------------------------------
        (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On April 20, 2012, Scott Stephenson, CPA of PS Stephenson & Co., P.C (SS) notified the Company that effective as of that date, the firm resigned as auditor. Effective the same date, the Company appointed Peter Messineo, CPA of Palm Harbor, Florida as its new auditor and that decision to change the auditor was approved by the Company's Board of Directors on April 20, 2012.

SS issued the auditor's report on the Company's financial statements for the years ended August 31, 2011 and 2010. SS's audit reports on the Company's financial statements for the years ended August 31, 2011 and 2010 did not contain an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

During the registrant's most recent fiscal years ended August 31, 2011 and 2010 and any subsequent interim period through April 20th, the date of resignation of SS, there were no disagreements with SS on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to SS's satisfaction, would have caused SS to make reference to the subject matter of the disagreements in connection with their report on the Company's financial statements for such years; and there were not reportable events, as listed in Item 304(a)(l)(v) of Regulation S-K.
The Company provided SS with a copy of the disclosure in the preceding two paragraphs and requested in writing that SS furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not he agrees with such disclosures. SS provided a letter, dated April 20, 2012 stating his agreement with such statements, which is included as Exhibit 16 to this Form 8-K.

During the registrant's most recent fiscal years ended August 31, 2011 and 2010 and through the date of the Board of Director's decision to change accountants, the Company did not consult Peter Messineo with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any other matter or reportable events listed in Items 304(a)(2)(i) and
(ii) of Regulation S-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(b) The following documents are filed as exhibits to this current report on Form 8-K or incorporated by reference herein. Any document incorporated by reference is identified by a parenthetical reference to the SEC filing that included such document.

Exhibit No. Description

16.1 Letter on change in certifying accountant,filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




  By: /s/ Scot Scheer
  ---------------------------
     Scot Scheer
     Chief Executive Officer,
     Chief Financial Officer,
     Secretary and Director


Date: April 20, 2012